First Midwest Bancorp, Inc.

Earnings Call Presentation

2018 Fourth Quarter and Full Year Results

January 23, 2019

FULL YEAR 2018 FINANCIAL HIGHLIGHTS

Earnings

- Generated EPS of $1.52 compared to $0.96 for 2017
  - Increased EPS, adjusted(1) to $1.67, up 24% from 2017
- Produced ROATCE, adjusted(1) of 15.1%, up 207 bps from 2017

Loan and Deposit Growth

- Grew total loans to over $11bn, up 10% from 2017
- Increased total average deposits to over $11bn, up 4% from 2017

NII and NIM

- Expanded NII to $517mm, up 9% from 2017
- Increased NIM(1) to 3.90%; NIM, adjusted(1) was 3.75%, up 16 bps from 2017

Asset Quality

- NPAs of $80mm, down 14% from 2017; NCOs to average loans of 0.38%, compared to 0.21% for 2017

Noninterest Income

- Noninterest income down 11% from 2017; consistent excluding the impact of the accounting reclassification, Durbin effective on July 1, 2017, and net securities losses

Noninterest Expense

- Improved efficiency ratio(1) to 58% compared to 60% in 2017

Capital

- Generated CET1 capital of 10.20%, up 52 bps from 2017

Dividends

- Declared dividends per share of $0.45, up 15% from 2017

Acquisitions

- Completed Northern States on October 12, 2018, adding $579mm in total assets, $463mm in deposits, and $285mm in loans
- Completed Northern Oak on January 16, 2019, adding ~$800mm of trust assets under management
- Announced the pending Bridgeview acquisition with ~$1.2bn in assets, ~$1.1bn in deposits, and ~$800mm in loans

SUCCESSFUL YEAR MARKED BY GROWTH, OPERATING EFFICIENCY, HIGHER INTEREST RATES, AND LOWER TAXES

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

Q4 '18 FINANCIAL HIGHLIGHTS

Earnings

- Generated EPS of $0.39 compared to $0.52 for Q3 '18 and $0.02 for Q4 '17
  - Increased EPS, adjusted[1] to $0.48, up 4% and 41% from Q3 '18 and Q4 '17, respectively
- Produced ROATCE, adjusted[1] of 16.4%, in line with Q3 '18 and up 407 bps from Q4 '17

Loan and Deposit Growth

- Grew total loans to over $11bn, up 14%, annualized, from Q3 '18 and 10% from Q4 '17
- Increased total average deposits to $12bn, up 4% from Q3 '18 and 7% from Q4 '17

NII and NIM

- Expanded NII to $139mm, up 5% from Q3 '18 and 16% from Q4 '17
- Increased NIM[1] to 3.96%; NIM, adjusted[1] was 3.81%, up 2 bps from Q3 '18 and 17 bps from Q4 '17

Asset Quality

- Reduced NCOs to average loans annualized to 0.26%, down from 0.29% for Q3 '18 and 0.27% for Q4 '17

Noninterest Income

- Noninterest income up 2% from Q3 '18 and down modestly from Q4 '17, excluding the accounting reclassification and net securities losses

Noninterest Expense

- Improved operating efficiency, lowering efficiency ratio[1] to 55% compared to 56% for Q3 '18 and 61% for Q4 '17

Capital

- Generated CET1 capital of 10.20%, up 27 bps from Q3 '18 and 52 bps from Q4 '17

Dividends

- Declared dividends per share of $0.12, up 9% from Q3 '18 and 20% from Q4 '17

ANNOUNCED OR COMPLETED 3 ACQUISITIONS ADDING TO SCALE & CONTRIBUTING ~$1.8BN IN ASSETS BY 2019

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

LOANS



$10,438
$11,051
$11,447
18%
30%
14%
38%
20%
28%
12%
40%
20%
28%
12%
40%
Q4 '17
Q3 '18
Q4 '18
C&I and agricultural
Owner-occupied CRE
Investor CRE
Consumer

Highlights

- Up 14%, annualized from Q3 '18, 5% excluding Northern States
  - C&I growth more than offsets CRE payoffs
  - Consumer growth reflects both organic and purchased activity
- Up 10% from Q4 '17, 7% excluding Northern States
- Average loans grew 15%, annualized, and 10% from Q3 '18 and Q4 '17, respectively
- Mix remains relatively unchanged
- Loan yield, excluding accretion[1], was 4.80%, up 10 bps from Q3 '18 and 48 bps from Q4 '17, reflecting higher rates



2019 Outlook

Mid-single digit growth; Bridgeview adds an additional $800mm

Dollars in millions
Balances shown are end of period
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

ASSET QUALITY

NPAs



1.50%
1.00%
0.50%
0.89%
0.74%
0.70%
Q4 '17
Q3 '18
Q4 '18
NPAs / Loans + OREO

NCOs



0.50%
0.25%
0.00%
0.31%
0.41%
0.34%
0.27%
0.29%
0.26%
Q4 '17
Q3 '18
Q4 '18
Provision / Avg Loans [2]
NCOs / Avg Loans [2]

ACL



1.50%
1.00%
0.50%
1.07%
1.01%
1.01%
0.93%
0.91%
0.90%
Q4 '17
Q3 '18
Q4 '18
ACL / Loans, excluding acquired loans
ACL / Loans

Highlights

- Reduced NPAs
- NCOs to average loans down from Q3 '18 and Q4 '17
- Provision reflects NCOs, loan growth, and underlying loan mix

2019 Outlook

- **NCOs expected in the mid-30 bps range**
- **Provision expense approximates NCOs and loan growth**
- **Subject to quarterly variability, economic conditions, and acquired loans**

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

DEPOSITS



$11,179
$11,559
$12,002
14%
18%
18%
18%
32%
17%
15%
19%
17%
32%
19%
15%
18%
17%
31%
81%
Core
Q4 '17
Q3 '18
Q4 '18
Demand
Savings
NOW
Money Market
Time

Highlights

- Average deposits of $12bn, up 4% and 7% from Q3 '18 and Q4 '17
  - Average time deposits up 16% and 43% from Q3 '18 and Q4 '17, respectively
  - Excluding Northern States, average total deposits were consistent with Q3 '18 and up 4% from Q4 '17
  - Mix relatively unchanged, 61% retail, 27% commercial, 12% public
  - Average core deposit ratio at 81%
- Loans to deposits of 95%

2019 Outlook

Commensurate with earning asset growth; Bridgeview adds ~$1.0bn

Dollars in millions
Balances shown are QTD averages
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

NET INTEREST INCOME

Net Interest Income Trend and Composition

	Q4 '17	Q3 '18	**Q4 '18**	2017	**2018**
Total interest-earning assets	$ 12,541	$ 13,473	**$ 13,998**	$ 12,417	**$ 13,355**
NIM[(1)]	3.84 %	3.92 %	**3.96 %**	3.87 %	**3.90 %**
Accretion	(0.20)%	(0.13)%	**(0.15)%**	(0.28)%	**(0.15)%**
NIM, adjusted[(1)]	3.64 %	3.79 %	**3.81 %**	3.59 %	**3.75 %**
Tax reform impact on FTE	N/A	0.03 %	**0.03 %**	N/A	**0.03 %**



$119
$132
$139
$472
$34
$517
$20
Q4 '17
Q3 '18
Q4 '18
2017
2018
NII
Accretion
Tax-equivalent adjustment

Highlights

- NII up 5% from Q3 '18 and 16% from Q4 '17
  - Accretion up $1mm from Q3 '18 and down $1mm from Q4 '17
- NIM, adjusted[(1)] of 3.81%, up 2 bps from Q3 '18 and 17 bps from Q4 '17
  - Reflective of interest-earning assets acquired from Northern States, higher rates, and earning asset growth, partially offset by higher funding costs
- Strong core deposits base allowed for modest increase in funding costs through 4 rate hikes in 2018

2019 Outlook

- **High-single to low-double digit NII growth – dependent on rates, earnings asset growth, and funding costs; Bridgeview adds an additional ~5%**
  - **Accretion of $20mm; Bridgeview adds an additional ~$10mm**
- **Continued modest NIM expansion; consistent including Bridgeview**

Dollars in millions

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

NONINTEREST INCOME

Noninterest Income Trend and Composition

	Q4 '17	Q3 '18	**Q4 '18**	2017	**2018**
Noninterest income as reported	$ 35	$ 35	**$ 36**	$ 163	**$ 144**
Net securities losses	5	—	—	2	—
Accounting reclassification	(3)	—	—	(16)	—
Durbin	—	—	—	(6)	—
Noninterest income, adjusted[(1)]	$ 37	$ 35	**$ 36**	$ 143	**$ 144**



$37
$35
$36
$143
$144
Q4 '17
Q3 '18
Q4 '18
2017
2018
Deposit service charges
Wealth management
Card-based
Mortgage banking
Other noninterest income(3)

Highlights

- Noninterest income, adjusted[(1)] up 2% from Q3 '18 and down modestly from Q4 '17
  - Net card-based fees, wealth management fees, and service charges on deposit accounts up
  - Offset by lower capital market products and mortgage banking income

2019 Outlook

High-single to low-double digit growth – seasonally impacted; Bridgeview adds an additional ~2%

Dollars in millions

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

NONINTEREST EXPENSE

Noninterest Expense Trend and Composition

	Q4 '17	Q3 '18	**Q4 '18**	2017	**2018**
Noninterest expense as reported	$ 102	$ 96	**$ 111**	$ 416	**$ 416**
A&I related expenses	—	—	**(10)**	(20)	**(10)**
Delivering Excellence costs	—	(2)	**(3)**	—	**(20)**
Accounting reclassification	(3)	—	—	(16)	—
Special bonus, charitable contribution	(4)	—	—	(4)	—
Noninterest expense, adjusted[1]	$ 95	$ 94	**$ 98**	$ 376	**$ 386**



$95
$94
$98
$376
$386
Q4 '17
Q3 '18
Q4 '18
2017
2018
Salaries & benefits
Occupancy & equipment
Professional services
Technology
Other noninterest expense (4)

Highlights

- Noninterest expense, adjusted[1] of $98mm
  - Up 4% from Q3 '18 and 3% from Q4 '17
  - Operating costs associated with Northern States of ~$2.1mm
- Delivering Excellence implementation costs of $3mm, in-line with expectations
- Controlled expenses as Delivering Excellence recurring benefits begin to be realized
  - Efficiency ratio[1] of 55%, down from 61% compared to Q4 '17
  - $3mm of recurring Delivering Excellence benefits realized

2019 Outlook

Annualized Q4 '18 run rate of $98mm plus 3% inflation
- **Includes offsetting impact of additional Delivering Excellence benefits and higher occupancy expense from leasing standard**
- **Bridgeview adds an additional ~$16mm**

Dollars in millions

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

CAPITAL

	Q4 '17	Q3 '18	Q4 '18
Company Regulatory Capital Ratios:			
• CET1 capital to RWA	9.68%	9.93%	10.20%
• Tier 1 capital to RWA	10.10%	10.34%	10.20%
• Total capital to RWA	12.15%	12.32%	12.62%
Company Tangible Common Equity Ratios[(1)]:			
• TCE to tangible assets	8.33%	8.21%	8.59%
• TCE to RWA	9.31%	9.33%	9.81%

Highlights

- Total capital and CET1 to RWA ratios benefit from strong earnings, partially offset by Northern States, loan growth, and securities purchases
- Tier 1 capital ratios impacted by phase out of Tier 1 treatment of the Company's trust preferred securities
- Q1 '19 ratios positively impacted by adoption of the leasing standard and recognition of ~$50mm deferred gain, net of tax

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

DELIVERING EXCELLENCE



2018
2019
2020
2021
Recurring benefit
$5
$5
$22
$2
$20
$26
$5
$21
$27
$5
$22
Implementation costs
-$20
$-2
$-1
$0
Net impact
-$15
$20
$25
$27
Cost
Revenue

- Immediate, sustainable profit improvement largely complete
  - Cost reductions in Q4 '18 reflected:
    - Closed and consolidated 19 locations
    - 7% staff reduction, nearly half through attrition
    - Recurring benefits of $3mm in Q4 '18; moving to ~$5mm per quarter in 2019
- Implementation costs of ~$20mm in 2018
- 1 year earnback period, solely on lower costs
- Revenue growth expected to fund future investment needs

ENHANCES AN ALREADY SUPERIOR CLIENT EXPERIENCE; STRENGTHENS OPERATIONAL LEVERAGE

OVERVIEW OF BRIDGEVIEW

Transaction Highlights

Compelling Rationale

- Expands greater Chicagoland presence
- Attractive deposit franchise
- In-market, low-risk integration

Financially Attractive

- Full year EPS accretion of ~5%, or $0.11, in 2020[5]
- Tangible book value earn back of ~3 years[6]
- Internal rate of return in excess of 20%

Valuation Multiples

- ~1.3x tangible book value per share
- Core deposit premium of 4.0%
- 9.4x LTM earnings including fully phased-in after-tax cost savings

Transaction Assumptions

- ~40% reduction in Bridgeview's total noninterest expense base (phased-in 75% in 2019 and 100% in 2020)

September 30, 2018 Financial Snapshot

- $1.2bn of total assets
- $1.1bn of deposits, ~74% core
- $800mn of loans

Branch Networks


Harvard
Woodstock
Crystal Lake
Lake in the Hills
Carpentersville
Elgin
Streamwood
St Charles
Geneva
Batavia
Carol Stream
Wheaton
Addison
Elmhurst
Yorkville
North Chicago
Highland Park
Northbrook
Glenview
Evanston
Niles Skokie
Darien
Woodridge
Romeoville
New Lenox
Calumet City
Gary
Portage
Hobart
Braidwood
First Midwest
Bridgeview

2019 OUTLOOK RECAP

Loans and Deposits

- Mid-single digit loan growth; Bridgeview adds an additional $800mm
- Deposit growth commensurate with earning asset growth; Bridgeview adds ~$1.0bn

NII and NIM

- High-single to low-double digit NII growth – dependent on rates, earnings asset growth, and funding costs; Bridgeview adds an additional ~5%
  - Accretion of $20mm; Bridgeview adds an additional ~$10mm
- Continued modest NIM expansion; consistent including Bridgeview

Noninterest Income

- High-single to low-double digit growth – seasonally impacted; Bridgeview adds an additional ~2%

Noninterest Expense

- Annualized Q4 '18 run rate of $98mm plus 3% inflation
  - Includes offsetting impact of additional Delivering Excellence benefits and higher occupancy expense from leasing standard
  - Bridgeview adds an additional ~$16mm

Asset Quality

- NCOs expected in the mid-30 bps range
- Provision expense approximates NCOs and loan growth
- Subject to quarterly variability, economic conditions, and acquired loans

Taxes

- Effective tax rate expected to be approximately 25%

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

FINANCIAL RESULTS

	Q4 '17	Q3 '18	**Q4 '18**	2017	**2018**
Net Interest Income	$ 119	$ 132	**$ 139**	$ 472	**$ 517**
Loan Loss Provision	8	11	**10**	31	**48**
Noninterest Income	40	35	**36**	165	**144**
Net Securities Losses	(5)	—	**—**	(2)	**—**
Noninterest Expense	102	96	**111**	416	**416**
Income before Income Taxes	44	60	**54**	188	**197**
Income Tax Expense	42	7	**13**	90	**39**
Net Income	$ 2	$ 53	**$ 41**	$ 98	**$ 158**
EPS	$ 0.02	$ 0.52	**$ 0.39**	$ 0.96	**$ 1.52**
EPS, Adjusted[(1)]	$ 0.34	$ 0.46	**$ 0.48**	$ 1.35	**$ 1.67**
ROATCE[(2)]	1.2%	18.6%	**13.4%**	9.4%	**13.9%**
ROATCE, Adjusted[(1)(2)]	12.4%	16.5%	**16.4%**	13.1%	**15.1%**
Efficiency Ratio[(1)]	61%	56%	**55%**	60%	**58%**

Highlights

Prior Quarter Comparison

- EPS of $0.39 compared to $0.52 for Q3 '18
  - EPS, adjusted[(1)] up 4% from Q3 '18
- NII up 5% from Q3 '18, reflects the impact of the Northern States acquisition, higher rates, and loan and securities growth, partially offset by higher cost of funds
- Improved efficiency ratio[(1)] to 55% from 56% for Q3 '18
- Higher noninterest expense primarily reflects A&I expenses, Delivering Excellence costs, and Northern States operating costs

Prior Year Quarter Comparison

- EPS, adjusted[(1)] up 41% from Q4 '17
- Produced ROATCE, adjusted[(1)] of 16.4%, up from 12.4% at Q4 '17
- Lowered efficiency ratio[(1)] to 55% from 61% in Q4 '17
- Increase in net income reflects:
  - NII growth of 16%, partially offset by higher loan loss provision, modest decrease in noninterest income, excluding the accounting reclassification, and higher noninterest expense due to A&I expenses and Delivering Excellence costs
  - Lower income taxes as a result of tax reform

Dollars in millions, except per share data

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

FORWARD-LOOKING STATEMENTS

This presentation, as well as any oral statements made by or on behalf of First Midwest, may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "outlook," "predict," "project," "probable," "potential," "possible," "target," "continue," "look forward," or "assume" and words of similar import. Forward-looking statements are not historical facts or guarantees of future performance but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this presentation, and First Midwest undertakes no obligation to update any forward-looking statements contained in this presentation to reflect new information or events or conditions after the date hereof.

Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, including the related outlook for 2019, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, including the impact of certain actions and initiatives, First Midwest's "Delivering Excellence" initiative, including actions, goals, and expectations, as well as costs and benefits associated therewith and the timing thereof, anticipated trends in First Midwest's business, regulatory developments, the impact of federal income tax reform legislation, acquisition transactions, including First Midwest's proposed acquisition of Bridgeview, estimated synergies, cost savings and financial benefits of completed transactions, and growth strategies, including possible future acquisitions. These statements are subject to certain risks, uncertainties and assumptions. For a discussion of these risks, uncertainties and assumptions, you should refer to the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2017, as well as First Midwest's subsequent filings made with the SEC. However, these risks and uncertainties are not exhaustive. Other sections of such reports describe additional factors that could adversely impact First Midwest's business and financial performance.

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

APPENDIX

ADDITIONAL INFORMATION

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger of First Midwest and Bridgeview, First Midwest will file a registration statement on Form S-4 with the SEC. The registration statement will include a proxy statement of Bridgeview, which also will constitute a prospectus of First Midwest, that will be sent to Bridgeview stockholders. Investors and stockholders are advised to read the registration statement and proxy statement/prospectus when it becomes available because it will contain important information about First Midwest, Bridgeview and the proposed transaction. When filed, this document and other documents relating to the transaction filed by First Midwest can be obtained free of charge from the SEC's website at www.sec.gov. These documents also can be obtained free of charge by accessing First Midwest's website at www.firstmidwest.com under the tab "Investor Relations" and then under "SEC Filings." Alternatively, these documents can be obtained free of charge from First Midwest upon written request to First Midwest Bancorp, Inc., Attn: Corporate Secretary, 8750 West Bryn Mawr Avenue, Suite 1300, Chicago, Illinois 60631 or by calling (708) 831-7483, or from Bridgeview upon written request to Bridgeview Bancorp, Inc., Attn: William Conaghan, President and Chief Executive Officer, 4753 North Broadway, Chicago, Illinois 60640 or by calling (773) 989-5728.

Participants in this Transaction

First Midwest, Bridgeview and certain of their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from Bridgeview stockholders in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about First Midwest and its directors and certain of its officers may be found in First Midwest's definitive proxy statement relating to its 2018 Annual Meeting of Stockholders filed with the SEC on April 11, 2018 and First Midwest's annual report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 28, 2018. The definitive proxy statement and annual report can be obtained free of charge from the SEC's website at www.sec.gov.

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

NON-GAAP FINANCIAL INFORMATION

The Company's accounting and reporting policies conform to U.S.GAAP and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. These non-GAAP financial measures include EPS, adjusted, the efficiency ratio, adjusted, tax-equivalent NII (including its individual components), tax-equivalent NIM, tax-equivalent NIM, adjusted, noninterest income, adjusted, noninterest expense, adjusted, effective income tax rate, adjusted, tangible common equity to tangible assets, tangible common equity to risk-weighted assets, ROATCE, and ROATCE adjusted.

The Company presents EPS, the efficiency ratio, and ROATCE, all adjusted for certain significant transactions. These transactions include acquisition and integration related expenses associated with completed and pending acquisitions (fourth and third quarters of 2018 and full years 2018 and 2017), Delivering Excellence implementation costs (fourth, third, and second quarters of 2018 and full year 2018), certain income tax benefits resulting from tax reform (third quarter and full year 2018), the revaluations of DTAs (fourth quarter and full year 2017), certain actions resulting in securities losses and gains (fourth quarter and full year 2017), and a special bonus to colleagues and charitable contributions to the First Midwest Charitable Foundation (fourth quarter and full year 2017). Management believes excluding these transactions from EPS, the efficiency ratio, and ROATCE may be useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding acquisition and integration related expenses from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these transactions from these metrics may enhance comparability for peer comparison purposes.

The Company presents noninterest income, adjusted, which excludes the accounting reclassification, net securities losses, and Durbin, and noninterest expense, adjusted, which excludes the accounting reclassification, Delivering Excellence implementation costs, and acquisition and integration related expenses. In addition, the Company presents the effective income tax rate, adjusted, which excludes certain income tax benefits aligned with tax reform and the revaluations of DTAs. Management believes that excluding these items from noninterest income, noninterest expense, and the effective income tax rate may be useful in assessing the Company's underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes.

The tax-equivalent adjustment to NII and NIM recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans subsequent to December 31, 2017 are presented using the current federal income tax rate of 21% and prior periods are computed using the federal income tax rate applicable at that time of 35%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. In addition, management believes that presenting tax-equivalent net interest margin, adjusted, may enhance comparability for peer comparison purposes and is useful to the Company, as well as analysts and investors, since acquired loan accretion income may fluctuate based on the size of each acquisition, as well as from period to period.

In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.

Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the previously provided tables and the following reconciliations for details on the calculation of these measures to the extent presented herein.

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

NON-GAAP FINANCIAL INFORMATION

	Quarters Ended			Years Ended	
	December 31, 2017	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018
EPS					
Net income	$ 2,347	$ 53,352	$ 41,408	$ 98,387	$ 157,870
Net income applicable to non-vested restricted shares	(6)	(441)	(320)	(916)	(1,312)
Net income applicable to common shares	2,341	52,911	41,088	97,471	156,558
Adjustments to net income:					
DTA revaluation	26,555	—	—	23,709	—
Losses from securities portfolio repositioning	5,357	—	—	2,160	—
Tax effect of losses from securities portfolio repositioning	(2,196)	—	—	(885)	—
Special bonus	1,915	—	—	1,915	—
Tax effect of special bonus	(785)	—	—	(785)	—
Charitable contribution	1,600	—	—	1,600	—
Tax effect of charitable contribution	(656)	—	—	(656)	—
Acquisition and integration related expenses	—	60	9,553	20,123	9,613
Tax effect of acquisition and integration related expenses	—	(15)	(2,388)	(8,053)	(2,403)
Delivering Excellence implementation costs	—	2,239	3,159	—	20,413
Tax effect of Delivering Excellence implementation costs	—	(560)	(790)	—	(5,104)
Income tax benefits[7]	—	(7,798)	—	—	(7,798)
Total adjustments to net income	31,790	(6,074)	9,534	39,128	14,721
Net income applicable to common shares, adjusted[8]	$ 34,131	$ 46,837	$ 50,622	$ 136,599	$ 171,279
Weighted-average diluted common shares outstanding	101,787	102,178	105,116	101,443	102,854
Diluted EPS	$ 0.02	$ 0.52	$ 0.39	$ 0.96	$ 1.52
Diluted EPS, adjusted[8]	$ 0.34	$ 0.46	$ 0.48	$ 1.35	$ 1.67

Amounts in thousands, except per share data
Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms used and footnotes.

NON-GAAP FINANCIAL INFORMATION

	Quarters Ended			Years Ended	
	December 31, 2017	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018
Efficiency Ratio Calculation					
Noninterest expense	$ 102,326	$ 96,477	$ 110,828	$ 415,909	$ 416,303
Less:					
Special bonus	(1,915)	—	—	(1,915)	—
Charitable contribution	(1,600)	—	—	(1,600)	—
Net OREO expense	(695)	413	(763)	(4,683)	(1,162)
Acquisition and integration related expenses	—	(60)	(9,553)	(20,123)	(9,613)
Delivering Excellence implementation costs	—	(2,239)	(3,159)	—	(20,413)
Total	$ 98,116	$ 94,591	$ 97,353	$ 387,588	$ 385,115
Tax-equivalent NII[9]	$ 121,154	$ 133,161	$ 139,755	$ 479,965	$ 520,896
Noninterest income	34,905	35,666	36,462	163,149	144,592
Less: securities losses	5,357	—	—	1,876	—
Total	$ 161,416	$ 168,827	$ 176,217	$ 644,990	$ 665,488
Efficiency ratio	60.78%	56.03%	55.25%	60.09%	57.87%
Tax-Equivalent NII / NIM					
NII	$ 119,331	$ 132,027	$ 138,629	$ 472,004	$ 516,622
Tax-equivalent adjustment	1,823	1,134	1,126	7,961	4,274
Tax-equivalent NII[9]	121,154	133,161	139,755	479,965	520,896
Less: accretion	(6,240)	(4,565)	(5,426)	(33,923)	(19,548)
Tax-equivalent NII, adjusted[9]	$ 114,914	$ 128,596	$ 134,329	$ 446,042	$ 501,348
Average interest-earning assets	$ 12,541,073	$ 13,472,619	$ 13,998,008	$ 12,417,191	$ 13,354,639
NIM[9]	3.84%	3.92%	3.96%	3.87%	3.90%
NIM, adjusted[9]	3.64%	3.79%	3.81%	3.59%	3.75%
Loan Yield					
Tax-equivalent loan interest income	$ 119,204	$ 134,768	$ 143,561	$ 467,829	$ 526,068
Less: accretion	(6,240)	(4,565)	(5,426)	(33,923)	(19,548)
Tax-equivalent loan interest income, adjusted	$ 112,964	$ 130,203	$ 138,135	$ 433,906	$ 506,520
Average loans	$ 10,384,074	$ 10,980,916	$ 11,408,062	$ 10,163,119	$ 10,921,795
Loan yield	4.55%	4.87%	4.99%	4.60%	4.82%
Loan yield, excluding accretion	4.32%	4.70%	4.80%	4.27%	4.64%

Amounts in thousands, except per share data

Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms used and footnotes.

NON-GAAP FINANCIAL INFORMATION

	Quarters Ended			Years Ended	
	December 31, 2017	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018
Tangible Common Equity					
Stockholders' equity	$ 1,864,874	$ 1,917,675	$ 2,054,998	$ 1,864,874	$ 2,054,998
Less: goodwill and other intangible assets	(754,757)	(751,248)	(790,744)	(754,757)	(790,744)
Tangible common equity	$ 1,110,117	$ 1,166,427	$ 1,264,254	$ 1,110,117	$ 1,264,254
Total assets	14,077,052	14,961,499	15,505,649	14,077,052	15,505,649
Less: goodwill and other intangible assets	(754,757)	(751,248)	(790,744)	(754,757)	(790,744)
Tangible assets	$ 13,322,295	$ 14,210,251	$ 14,714,905	$ 13,322,295	$ 14,714,905
Tangible common equity to tangible assets	8.33%	8.21%	8.59%	8.33%	8.59%
Return on Average Tangible Common Equity					
Net income applicable to common shares	$ 2,341	$ 52,911	$ 41,088	$ 97,471	$ 156,558
Intangibles amortization	1,806	1,772	2,077	7,865	7,444
Tax effect of intangibles amortization	(740)	(443)	(519)	(3,183)	(1,919)
Total adjustments to net income[8]	31,790	(6,074)	9,534	39,128	14,721
Net income applicable to common shares, excluding intangibles amortization, adjusted[8]	$ 35,197	$ 48,166	$ 52,180	$ 141,281	$ 176,804
Average stockholders' equity	$ 1,880,265	$ 1,909,330	$ 2,015,217	$ 1,832,880	$ 1,922,527
Less: average intangible assets	(749,700)	(752,109)	(754,495)	(751,292)	(753,588)
Average tangible common equity	$ 1,130,565	$ 1,157,221	$ 1,260,722	$ 1,081,588	$ 1,168,939
Return on average tangible common equity, adjusted[2][8]	12.35%	16.51%	16.42%	13.06%	15.13%

Amounts in thousands, except per share data
Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms used and footnotes.

NON-GAAP FINANCIAL INFORMATION

	Quarters Ended			Years Ended	
	December 31, 2017	September 30, 2018	December 31, 2018	December 31, 2017	December 31, 2018
Risk-Based Capital Data					
Common stock	$ 1,123	$ 1,124	$ 1,157	$ 1,123	$ 1,157
Additional paid-in capital	1,031,870	1,028,635	1,114,580	1,031,870	1,114,580
Retained earnings	1,074,990	1,164,133	1,192,767	1,074,990	1,192,767
Treasury stock, at cost	(210,073)	(201,084)	(200,994)	(210,073)	(200,994)
Goodwill and other intangible assets, net of deferred tax liabilities	(743,327)	(751,248)	(790,744)	(743,327)	(790,744)
Disallowed DTAs	(644)	—	(1,334)	(644)	(1,334)
CET1 capital	1,153,939	1,241,560	1,315,432	1,153,939	1,315,432
Trust-preferred securities	50,690	50,690	—	50,690	—
Other disallowed DTAs	(161)	—	(334)	(161)	(334)
Tier 1 capital	1,204,468	1,292,250	1,315,098	1,204,468	1,315,098
Tier 2 capital	243,656	248,118	311,391	243,656	311,391
Total capital	$ 1,448,124	$ 1,540,368	$ 1,626,489	$ 1,448,124	$ 1,626,489
Risk-weighted assets	$ 11,920,372	$ 12,500,342	$ 12,892,180	$ 11,920,372	$ 12,892,180
Adjusted average assets	13,404,998	14,202,776	14,782,327	13,404,998	14,782,327
Total capital to risk-weighted assets	12.15%	12.32%	12.62%	12.15%	12.62%
Tier 1 capital to risk-weighted assets	10.10%	10.34%	10.20%	10.10%	10.20%
CET1 to risk-weighted assets	9.68%	9.93%	10.20%	9.68%	10.20%
Tier 1 capital to average assets	8.99%	9.10%	8.90%	8.99%	8.90%

Amounts in thousands, except per share data
Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms used and footnotes.

GLOSSARY OF TERMS

Accounting reclassification - As a result of accounting guidance adopted in Q1 '18, certain noninterest income line items and the related noninterest expense line items that are presented on a gross basis for the prior year period are presented on a net basis in noninterest income for the current year periods.
ACL - Allowance for credit losses
A&I - Acquisition and integration expense
bn - Billion
bps - Basis points
Bridgeview - Bridgeview Bancorp, Inc.
C&I - Commercial and industrial
CET1 - Common equity Tier 1
Core Deposits - represents demand deposit, savings, NOW and money market deposits
CRE - Commercial real estate
DTA - Deferred tax asset
Durbin - Durbin Amendment of the Dodd-Frank Act
EPS - Earnings per share
The Company or First Midwest - First Midwest Bancorp, Inc.
FTE - Fully tax-equivalent
GAAP - U.S. Generally accepted accounting principles
mm - Million
NCOs - Net charge-offs
NII - Net interest income
NIM - Tax-equivalent net interest margin
Northern Oak - Northern Oak Wealth Management, Inc.
Northern States - Northern States Financial Corporation
NOW - Negotiable order of withwdrawal
NPAs - Non-performing assets
OREO - Other real estate owned
QTD - Quarter-to-date
ROATCE - Return on average tangible common equity
RWA - Risk-weighted assets
SEC - Securities and Exchange Commission
Tax reform - Federal income tax reform legislation
TCE - Tangible common equity - represents common stockholders' equity less goodwill and identifiable intangible assets

FOOTNOTES

(1) This financial measure includes certain adjustments. See the accompanying "Non-GAAP Financial Information" slides for detail.

(2) Annualized based on the actual number of days for each period presented.

(3) Other noninterest income includes merchant servicing fees, capital market products income, and other service charges, commissions, and fees.

(4) Other noninterest expense includes advertising and promotions expense, net OREO expense, and other expenses.

(5) Based on First Midwest's 2020 analyst consensus earnings estimates on a standalone basis.

(6) Using either the "crossover" earn back period (defined as the number of years for pro forma tangible book value per share to exceed projected standalone tangible book value per share) or the "simple" earn back period (defined as dilution to tangible book value per share at close divided by EPS accretion in 2020). Calculations include expected transaction expenses.

(7) Includes certain income tax benefits resulting from tax reform.

(8) Adjustments to net income for each period presented are detailed in the EPS non-GAAP reconciliation above.

(9) Presented on a tax-equivalent basis, assuming the applicable federal income tax rate for each period presented. As a result, interest income and yields on tax-exempt securities and loans subsequent to December 31, 2017 are presented using the current federal income tax rate of 21% and prior periods are computed using the federal income tax rate applicable at that time of 35%.